EXHIBIT 13-1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 20-F of Polyair Inter Pack Inc. (the "Company") for the year ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Henry Schnurbach, President of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2005
By: /s/ HENRY SCHNURBACH
Henry Schnurbach
Polyair Inter Pack Inc.